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Exhibit 99.1

        As more fully described in our Joint Annual Report on Form 10-K for the year ended December 31, 2001 under the heading "Items 1 and 2—Description of Our Business and Our Properties—Our Restructuring", our shareholders approved certain proposals which permitted LQ Corporation and LQ Properties to restructure the existing organization of the two companies by merging a newly formed, wholly owned subsidiary of LQ Corporation, with and into LQ Properties, with LQ Properties surviving the merger and becoming a subsidiary controlled by LQ Corporation.

THE LA QUINTA COMPANIES

Selected Financial Information

	Three Months Ended March 31
			Year Ended December 31,
(In thousands)
	2002	2001(a)	2001	2000(b)	1999(b)	1998(c)	1997(c)
	(unaudited)
Operating Data:
Revenue	$138,676	$189,090	$651,439	$815,517	$908,437	$639,377	$289,038
Expenses:
Direct lodging operations	58,044	62,421	262,434	277,094	244,659	104,450	—
Other lodging expenses	19,730	19,802	63,601	60,248	58,105	23,573	—
Interest	18,934	34,573	102,116	186,951	244,973	178,458	87,412
Depreciation and amortization	29,759	29,547	117,552	147,007	135,853	87,228	26,838
Amortization of goodwill	—	5,686	21,412	22,755	21,470	13,265	2,349
General and administrative	14,442	11,973	50,856	53,011	47,023	34,297	10,467
(Gain) loss on sale of assets and mortgage repayments	(2,492)	54	(10,133)	130,536	(12,042)	(48,483)	—
Impairment of real estate assets, mortgages and notes receivable	—	26,841	115,347	186,829	63,170	63,954	—
Provision for loss on equity securities	—	—	—	50,279	—	—	—
Paired share intangible write-off	—	—	169,421	—	—	—	—
Other	(168)	10,020	42,496	35,737	45,814	46,355	10

	138,249	200,917	935,102	1,150,447	849,025	503,097	127,076

Income (loss) before minority interest income taxes, discontinued operations, extraordinary item and cumulative effect of change in accounting principle	427	(11,827)	(283,663)	(334,930)	59,412	136,280	161,962
Minority interest	(4,626)	(169)	—	—	—	—	—
Income tax expense (benefit)	196,672	176	488	629	—	(4,800)	—

(Loss) income before discontinued operations, extraordinary item and cumulative effect of change in accounting principle	(200,871)	(12,172)	(284,151)	(335,559)	59,412	141,080	161,962
Discontinued operations, net	—	—	—	—	30,413	(294,227)	450

(Loss) income before extraordinary item and cumulative effect of change in accounting principle	(200,871)	(12,172)	(284,151)	(335,559)	89,825	(153,147)	162,412

Extraordinary item:
Gain on early extinguishments of debt	—	—	935	1,403	—	—	—
Cumulative effect of change in accounting principle	(258,957)	856	856	—	—	—	—

Net (loss) income	(459,828)	(11,316)	(282,360)	(334,156)	89,825	(153,147)	162,412
Preferred stock dividends	—	(4,500)	(18,000)	(18,000)	(16,283)	(8,444)	—

Net (loss) income available to Common Shareholders	$(459,828)	$(15,816)	$(300,360)	$(352,156)	$73,542	$(161,591)	$162,412

SFAS 142 Reconciliation (d):
Reported net (loss) income available to Common Shareholders		$(15,816)	$(300,360)	$(352,156)	$73,542
La Quinta lodging goodwill amortization		3,754	15,014	15,014	15,014
TeleMatrix telecommunications goodwill amortization		364	1,457	1,467	335
Lodging trademark amortization		260	1,040	1,040	1,040

Adjusted net (loss) income available to Common Shareholders		$(11,438)	$(282,849)	$(334,635)	$89,931

THE LA QUINTA COMPANIES

Selected Financial Information (Continued)

	Three Months Ended March 31,		Year Ended December 31,
(In thousands, except per share data)	2002	2001(a)	2001	2000(b)	1999(b)	1998(c)	1997(c)
	(unaudited)
Per Share Data:
Basic (loss) earnings per Paired Common Share:
(Loss) income available to common shareholders before discontinued operations, extraordinary item and cumulative change in accounting principle	$(1.41)	$(0.12)	$(2.12)	$(2.49)	$0.30	$1.10	$2.13
Discontinued operations, net	—	—	—	—	0.22	(2.44)	0.01
Gain on early extinguishments of debt	—	—	0.01	0.01	—	—	—
Cumulative effect of change in accounting principle	(1.81)	0.01	0.01	—	—	—	—

Net (loss) income	$(3.22)	$(0.11)	$(2.10)	$(2.48)	$0.52	$(1.34)	$2.14

SFAS 142 Reconciliation (d):
Reported net (loss) income available to Common Shareholders		$(0.11)	$(2.10)	$(2.48)	$0.52
La Quinta lodging goodwill amortization		0.03	0.10	0.10	0.10
TeleMatrix telecommunications goodwill amortization		—	0.01	0.01	—
Lodging trademark amortization		—	0.01	0.01	0.01

Adjusted net (loss) income available to Common Shareholders		$(0.08)	$(1.98)	$(2.36)	$0.63

Diluted (loss) earnings per Paired Common Share:
(Loss) income available to common shareholders before discontinued operations, extraordinary item and cumulative change in accounting principle	$(1.41)	$(0.12)	$(2.12)	$(2.49)	$0.30	$1.06	$2.12
Discontinued operations, net	—	—	—	—	0.21	(2.35)	—
Gain on early extinguishments of debt	—	—	0.01	0.01	—	—	—
Cumulative effect of change in accounting principle	(1.81)	0.01	0.01	—	—	—	—

Net (loss) income	$(3.22)	$(0.11)	$(2.10)	$(2.48)	$0.51	$(1.29)	$2.12

SFAS 142 Reconciliation (d):
Reported diluted net (loss) income available to Common Shareholders		$(0.11)	$(2.10)	$(2.48)	$0.51
La Quinta lodging goodwill amortization		0.03	0.10	0.10	0.10
TeleMatrix telecommunications goodwill amortization		—	0.01	0.01	—
Lodging trademark amortization		—	0.01	0.01	0.01

Adjusted net (loss) income available to Common Shareholders		$(0.08)	$(1.98)	$(2.36)	$0.62

Weighted average shares outstanding:
Basic	142,980	142,958	143,011	141,854	142,783	120,515	76,070
Diluted	142,980	142,958	143,011	141,854	142,907	125,508	76,524
Distributions paid	$—	$—	$—	$—	$1.84	$3.34	$2.38

THE LA QUINTA COMPANIES

	Three Months Ended March		Year Ended December 31,
	2002	2001(e)	2001(e)	2000(b)	1999(b)	1998(c)	1997(c)
	(unaudited)
Cash Flow Data:
Cash provided by operating activities	$19,290	$12,569	$140,412	$220,711	$230,178	$176,171	$184,412
Cash provided by (used in) investing activities	1,248	(6,764)	582,098	832,534	575,948	(1,104,060)	(571,325)
Cash (used in) provided by financing activities	(23,619)	(8,402)	(623,787)	(1,021,472)	(1,104,362)	1,189,613	387,919
Balance Sheet Data:
Real estate investments, net	$—	$3,322,002	$—	$3,352,676	$4,672,659	$5,086,736	$2,935,772
Mortgages and other notes receivable	77,080	—	116,938
Property, Plant and Equipment	2,545,067	—	2,539,576
Total assets	2,935,422	4,032,912	3,215,450	4,099,037	5,484,083	6,459,551	3,280,283
Indebtedness	974,625	1,587,702	1,000,238	1,596,349	2,613,764	3,301,722	1,377,438
Total liabilities	1,362,879	1,724,976	1,184,230	1,776,226	2,810,870	3,508,623	1,454,544
Total shareholders' equity	1,365,969	2,307,936	2,024,563	2,322,811	2,673,213	2,950,928	1,825,739

(a)
Certain reclassifications have been made to the three months ended March 31, 2001 presentation to conform to the presentation of the financial position and results of operations for the three months ended March 31, 2002 as reported in our Joint Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002. These reclassifications were primarily a result of our recent legal and tax restructuring.
(b)
Certain reclassifications have been made to the 2000 and 1999 presentation to conform to the presentation of the financial position and results of operations as of and for the year ended December 31, 2001 as reported in our Joint Annual Report on Form 10-K for the year ended December 31, 2001.
(c)
Financial results for 1998 include lodging segment results for the period from the date of the merger (the "La Quinta Merger") of La Quinta Inns, Inc., a Texas corporation, with and into La Quinta Properties, Inc. (then known as Meditrust Corporation) which occurred on July 17, 1998 through December 31, 1998. Financial results for 1997 do not include results from the lodging segment.
(d)
On January 1, 2002, we implemented the provisions of SFAS 142 "Goodwill And Other Intangible Assets". Accordingly, we recorded a charge to earnings (that was accounted for as a cumulative effect of a change in accounting principle) of $258,957,000 to reflect the adjustment to goodwill. As a result of this adjustment, we anticipate an annual decrease in amortization of goodwill and a corresponding annual increase in net income (or decrease in net loss) of $16,471,000. In addition, based on studies conducted in connection with our recent legal and tax restructuring, we determined that the carrying value of our lodging brand intangible, $81,150,000 at January 1, 2002, was appropriate. The remaining useful life of this intangible was extended from 17 years to 21 years based on the results of those studies. The pro forma net (loss) income available to common shareholders illustrates the impact of the implementation of SFAS 142 as if its provisions had been implemented on January 1, 1999.
(e)
Certain reclassifications have been made to the presentation of financial position for the year ended December 31, 2001 to conform to the presentation used for the three months ended March 31, 2002 as reported in our Joint Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002. These reclassifications were primarily a result of our recent legal and tax restructuring. The presentation of financial position for the three months ended March 31, 2001 reflects presentation of financial position as reported in our Joint Quarterly Report filed on Form 10-Q for the quarterly period ended March 31, 2001.

LA QUINTA PROPERTIES, INC.

	Three Months Ended March 31,
			Year Ended December 31,
(In thousands except per share data)
	2002	2001(a)	2001	2000(b)	1999(b)	1998(c)	1997(c)
	(unaudited)
Operating Data:
Revenue	$79,084	$116,165	$383,071	$522,052	$608,077	$518,872	$289,119
Expenses:
Direct lodging operations	58	506	2,284	3,144	2,380	1,044	—
Other lodging expenses	7,798	8,495	30,468	30,441	29,462	9,455	—
Interest	18,765	34,500	101,940	186,457	246,413	178,374	87,412
Depreciation and amortization	26,833	26,973	107,099	132,283	128,642	84,327	26,838
Amortization of goodwill	—	5,492	20,699	21,977	20,723	12,505	2,214
General and administrative	3,884	4,416	18,326	19,667	23,277	25,573	10,321
(Gain) loss on sale of assets and mortgage repayments	(2,492)	54	(10,133)	131,513	(12,042)	(48,483)	—
Impairment of real estate assets	—	26,841	115,347	186,829	63,170	63,954	—
Provision for loss on equity securities	—	—	—	50,279	—	—	—
Paired share intangible write-off	—	—	141,479	—	—	—	—
Other	(168)	10,020	37,541	32,901	16,138	31,192	10

	54,678	117,297	565,050	795,491	518,163	357,941	126,795

(Loss) income before minority interest, income taxes, discontinued operations, extraordinary item and cumulative effect of change in accounting principle	24,406	(1,132)	(181,979)	(273,439)	89,914	160,931	162,324
Minority interest	(947)	(169)	—	—	—	—	—
Income tax expense	223	176	488	629	—	—	—

(Loss) income before discontinued operations, extraordinary item and cumulative effect of change in accounting principle	23,236	(1,477)	(182,467)	(274,068)	89,914	160,931	162,324
Discontinued operations, net	—	—	—	—	40,216	(295,875)	688

(Loss) income before extraordinary item and cumulative effect of change in accounting principle	23,236	(1,477)	(182,467)	(274,068)	130,130	(134,944)	163,012
Gain on early extinguishments of debt	—	—	935	1,403	—	—	—
Cumulative effect of change in accounting principle	(258,957)	856	856	—	—	—	—

Net (loss) income	(235,721)	(621)	(180,676)	(272,665)	130,130	(134,944)	163,012
Preferred stock dividends	(4,500)	(4,500)	(18,000)	(18,000)	(16,283)	(8,444)	—

Net (loss) income available to Common Shareholders	$(240,221)	$(5,121)	$(198,676)	$(290,665)	$113,847	$(143,388)	$163,012

SFAS 142 Reconciliation (d):
Reported net (loss) income available to Common Shareholders		$(5,121)	$(198,676)	$(290,665)	$113,847
La Quinta lodging goodwill amortization		3,754	15,014	15,014	15,014
TeleMatrix telecommunications goodwill amortization		364	1,457	1,467	335
Lodging trademark amortization		260	1,040	1,040	1,040

Adjusted net (loss) income available to Common Shareholders		$(743)	$(181,165)	$(273,144)	$130,236

LA QUINTA PROPERTIES, INC.

	Three Months Ended March 31,		Year Ended December 31,
	2002	2001(a)	2001	2000(b)	1999(b)	1998(c)	1997(c)
	(unaudited)
Per Share Data:
Basic (loss earnings per Paired Common Share:
(Loss) income available to common shareholders before discontinued operations, extraordinary item and cumulative change in accounting principle	$(1.68)	$(0.04)	$(1.40)	$(2.04)	$0.51	$1.25	$2.13
Discontinued operations, net	—	—	—	—	0.28	(2.43)	0.01
Gain on early extinguishments of debt	—	—	0.01	0.01	—	—	—
Cumulative effect of change in accounting principle	(1.81)	0.01	0.01	—	—	—	—

Net (loss) income	$(3.49)	$(0.03)	$(1.38)	$(2.03)	$0.79	$(1.18)	$2.14

SFAS 142 Reconciliation (d):
Reported net (loss) income available to Common Shareholders		$(0.03)	$(1.38)	$(2.03)	$0.79
La Quinta lodging goodwill amortization		0.03	0.10	0.10	0.10
TeleMatrix telecommunications goodwill amortization		—	0.01	0.01	—
Lodging trademark amortization		—	0.01	0.01	0.01

Adjusted net (loss) income available to Common Shareholders		$—	$(1.26)	$(1.91)	$0.90

(In thousands, except per share data)
Diluted (loss) earnings per Paired Common Share
(Loss) income available to common shareholders before discontinued operations, extraordinary item and cumulative change in accounting principle	$(1.68)	$(0.04)	$(1.40)	$(2.04)	$0.51	$1.20	$2.11
Discontinued operations, net	—	—	—	—	0.28	(2.33)	0.01
Gain on early extinguishments of debt	—	—	0.01	0.01	—	—	—
Cumulative effect of change in accounting principle	(1.81)	0.01	0.01	—	—	—	—

Net (loss) income	$(3.49)	$(0.03)	$(1.38)	$(2.03)	$0.79	$(1.13)	$2.12

SFAS 142 Reconciliation(d):
Reported net (loss) income available to Common Shareholders		$(0.03)	$(1.38)	$(2.03)	$0.79
La Quinta lodging goodwill amortization		0.03	0.10	0.10	0.10
TeleMatrix telecommunications goodwill amortization		—	0.01	0.01	—
Lodging trademark amortization		—	0.01	0.01	0.01

Adjusted net (loss) income available to Common Shareholders		$—	$(1.26)	$(1.91)	$0.90

Weighted average shares outstanding:
Basic	142,980	144,263	144,316	143,159	144,088	121,820	76,274
Diluted	142,980	144,263	144,316	143,159	144,212	126,813	77,007
Distributions paid	—	—	—	—	1.84	3.34	2.38
Cash Flow Data:
Cash provided by operating activities	$14,043	$9,866	$139,108	$232,329	$260,414	$187,606	$185,195
Cash provided by (used in) investing activities	6,000	(4,069)	582,661	832,695	550,858	(1,128,412)	(580,560)
Cash (used in) provided by financing activities	(23,409)	(8,402)	(623,787)	(1,031,812)	(1,098,187)	1,209,441	376,698

LA QUINTA PROPERTIES, INC.

	Three Months Ended March 31,		Year Ended December 31,
Continued	2002(e)	2001(e)	2001(e)	2000(a)	1999(a)	1998	1997
	(unaudited)
Balance Sheet Data:
Real estate investments, net	$—	$3,302,644	$—	$3,333,168	$4,652,631	$5,067,217	$2,935,772
Mortgage and Notes Receivable	81,444	—	121,302	—	—	—	—
Property Plant and Equipment	2,473,524	—	2,467,215	—	—	—	—
Total assets	2,996,898	4,050,145	3,290,963	4,072,482	5,391,375	6,320,985	3,215,928
Indebtedness	974,625	1,587,702	1,000,238	1,596,349	2,613,764	3,301,722	1,377,438
Total liabilities	1,081,194	1,688,874	1,122,946	1,706,894	2,753,597	3,447,632	1,423,688
Total shareholders' equity	1,887,008	2,361,271	2,168,017	2,365,588	2,637,778	2,873,353	1,792,240

(a)
Certain reclassifications have been made to the three months ended March 31, 2001 presentation to conform to the presentation of the financial position and results of operations for the three months ended March 31, 2002 as reported in our Joint Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002. These reclassifications were primarily a result of our recent legal and tax restructuring.
(b)
Certain reclassifications have been made to the 2000 and 1999 presentation to conform to the presentation of the financial position and results of operations as of and for the year ended December 31, 2001 as reported in our Joint Annual Report on Form 10-K for the year ended December 31, 2001.
(c)
Financial results for 1998 include lodging segment results for the period from the date of the La Quinta Merger, July 17, 1998 through December 31, 1998. Financial results for 1997 do not include results from the lodging segment.
(d)
On January 1, 2002, we implemented the provisions of SFAS 142 "Goodwill And Other Intangible Assets". Accordingly, we recorded a charge to earnings (that was accounted for as a cumulative effect of a change in accounting principle) of $258,957,000 to reflect the adjustment to goodwill. As a result of this adjustment, we anticipate an annual decrease in amortization of goodwill and a corresponding annual increase in net income (or decrease in net loss) of $16,471,000. In addition, based on studies conducted in connection with our recent legal and tax restructuring, we determined that the carrying value of our lodging brand intangible, $81,150,000 at January 1, 2002, was appropriate. The remaining useful life of this intangible was extended from 17 years to 21 years based on the results of those studies. The pro forma net (loss) income available to common shareholders illustrates the impact of implementation of SFAS 142 as if its provisions had been implemented on January 1, 1999.
(e)
Certain reclassifications have been made to the presentation of financial position for the year ended December 31, 2001 to conform to the presentation used for the three months ended March 31, 2002 as reported in our Joint Quarterly Report filed on Form 10-Q for the quarterly period ended March 31, 2002. These reclassifications were primarily a result of our recent legal and tax restructuring. The presentation of financial position for the three months ended March 31, 2001 above reflects presentation of financial position as reported in our Joint Quarterly Report filed on Form 10-Q for the quarterly period ended March 31, 2001.

LA QUINTA CORPORATION

	Three Months Ended March 31,		Year Ended December 31,				Initial Period Ended December 31,
(In thousands, except per share data)	2002(a)	2001	2001	2000(b)	1999(b)	1998(c)	1997(c)
	(unaudited)
Operating Data:
Revenue		$150,051	$565,057	$593,533	$592,868	$253,249	$48
Expenses:
Direct lodging operations		61,915	260,150	273,950	242,279	103,406	—
Other lodging operations		11,123	33,373	30,121	29,071	14,118	—
Depreciation and amortization		2,574	10,453	14,724	7,211	2,901	—
Amortization of goodwill		194	713	778	747	760	135
Interest and other		79	611	494	273	84	129
Interest to La Quinta Properties, Inc.		—	—	616	—	712	—
General and administrative		7,845	32,589	33,437	23,745	8,724	146
Royalty to La Quinta Properties, Inc.		5,448	20,596	20,666	16,350	6,326	—
Rent to La Quinta Properties, Inc.		71,568	275,359	278,379	274,018	125,706	—
Other		—	4,955	2,836	29,676	15,163	—
Paired share intangible write-off		—	27,942	—	—	—	—
Gain on sale of assets		—	—	(977)	—	—	—

		160,746	666,741	655,024	623,370	277,900	410

Loss from continuing operations before benefit of income taxes and discontinued operations		(10,695)	(101,684)	(61,491)	(30,502)	(24,651)	(362)
Income tax benefit		—	—	—	—	(4,800)	—

Loss from continuing operations before discontinued operations		(10,695)	(101,684)	(61,491)	(30,502)	(19,851)	(362)
Discontinued operations		—	—	—	(9,803)	1,648	(238)

Net loss		$(10,695)	$(101,684)	$(61,491)	$(40,305)	$(18,203)	$(600)

Per Share Data:
Basic loss per Paired Common Share:
Loss from continuing operations before discontinued operations		$(0.08)	$(0.71)	$(0.43)	$(0.21)	$(0.16)	$(0.01)
Discontinued operations, net		—	—	—	(0.07)	0.01	—

Net loss		$(0.08)	$(0.71)	$(0.43)	$(0.28)	$(0.15)	$(0.01)

Diluted loss per Paired Common Share:
Loss from continuing operations before discontinued operations		$(0.08)	$(0.71)	$(0.43)	$(0.21)	$(0.16)	$(0.01)
Discontinued operations, net		—	—	—	(0.07)	0.01	—

Net loss		$(0.08)	$(0.71)	$(0.43)	$(0.28)	$(0.15)	$(0.01)

Weighted average shares outstanding
Basic		142,958	143,011	141,854	142,783	120,515	82,490
Diluted		142,958	143,011	141,854	142,907	120,515	82,490
Cash Flow Data:
Cash used in operating activities		$29	$1,304	$(11,618)	$(30,236)	$(11,435)	$(783)
Cash (used in) provided by investing activities		(21)	(563)	(161)	25,090	24,352	(34,427)
Cash provided by (used in) financing activities		—	—	10,340	(6,175)	(19,828)	54,883
			Year ended December 31,
			2001	2000(a)	1999(a)	1998	1997
Balance Sheet Data:
Total assets			$144,762	$155,582	$160,814	$198,190	$120,426
Total liabilities			250,384	160,527	125,221	119,683	63,338
Total shareholders' equity			(105,622)	(4,945)	35,593	78,507	57,088

(a)
As described above, on January 2, 2002 LQ Corporation and LQ Properties completed the restructuring of the two companies whereby LQ Properties became a subsidiary controlled by LQ Corporation.
(b)
Certain reclassifications were made to the 2000 and 1999 presentation to conform to the presentation of results of operations for the year ended December 31, 2001.
(c)
Financial results for 1998 include lodging segment results for the period from the date of the La Quinta Merger, July 17, 1998 through December 31, 1998. Financial results for 1997 do not include results from the lodging segment.

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  Exhibit 99.1
THE LA QUINTA COMPANIES Selected Financial Information
THE LA QUINTA COMPANIES Selected Financial Information (Continued)
LA QUINTA PROPERTIES, INC.
LA QUINTA PROPERTIES, INC.
LA QUINTA CORPORATION